Exhibit 99.1

BANKFINANCIAL CORPORATION

SECOND QUARTER 2011

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS:

Return on assets (ratio of net income (loss) to average total assets) (1)	0.24%	(0.20)%	(1.40)%	0.19%	(0.07)%
Return on equity (ratio of net income (loss) to average equity) (1)	1.66	(1.23)	(8.41)	1.13	(0.44)
Net interest rate spread (1)	4.27	3.68	3.41	3.25	3.30
Net interest margin (1)	4.38	3.81	3.57	3.45	3.53
Efficiency ratio	77.09	95.52	104.71	89.65	84.81
Noninterest expense to average total assets (1)	3.47	3.71	4.00	3.35	3.14
Average interest-earning assets to average interest-bearing liabilities	122.55	122.64	123.30	122.26	122.10
Number of full service offices	20	20	18	18	18
Employees (full time equivalents)	373 (2)	385 (2)	328	327	338

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS

Total interest income	$19,000	$15,348	$15,448	$15,892	$16,451
Total interest expense	1,910	1,996	2,442	3,138	3,677

Net interest income before provision	17,090	13,352	13,006	12,754	12,774
Provision for loan losses	3,175	2,424	8,148	419	2,665

Net interest income	13,915	10,928	4,858	12,335	10,109
Noninterest income	1,879	1,571	1,903	1,958	1,812
Noninterest expense	14,623	14,255	15,611	13,190	12,370

Income (loss) before income tax	1,171	(1,756)	(8,850)	1,103	(449)
Income tax expense (benefit)	145	(979)	(3,378)	366	(161)

Net income (loss)	$1,026	$(777)	$(5,472)	$737	$(288)

Basic earnings (loss) per common share	$0.05	$(0.04)	$(0.28)	$0.04	$(0.01)

Diluted earnings (loss) per common share	$0.05	$(0.04)	$(0.28)	$0.04	$(0.01)

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
NONINTEREST INCOME AND EXPENSE:

Noninterest Income:
Deposit service charges and fees	$691	$612	$679	$776	$792
Other fee income	413	382	452	482	500
Insurance commissions and annuities income	155	169	227	234	179
Gain on sales of loans, net	39	19	184	202	68
Gain on sales of securities	—	—	—	—	31
Loss on disposition of premises and equipment	(10)	(10)	—	(2)	(17)
Loan servicing fees	137	132	137	143	154
Amortization and impairment of servicing assets	(51)	(54)	(64)	(90)	(78)
Earnings on bank owned life insurance	162	158	144	115	92
Trust income	216	76	9	1	12
Other	127	87	135	97	79

Total noninterest income	$1,879	$1,571	$1,903	$1,958	$1,812

Noninterest Expense:
Compensation and benefits	$7,120	$6,600	$5,993	$6,583	$6,552
Office occupancy and equipment	1,736	1,868	1,247	1,723	1,609
Advertising and public relations	260	237	437	321	303
Information technology	1,091	948	958	893	961
Supplies, telephone, and postage	439	375	438	391	406
Amortization of intangibles	470	382	392	399	399
Nonperforming asset management	1,279	455	1,898	821	355
Loss (gain) on sales of other real estate owned	(57)	(52)	101	206	112
Operations of other real estate owned	912	505	2,683	348	388
FDIC insurance premiums	186	567	519	520	532
Acquisition expense	240	1,531	81	—	—
Other	947	839	864	985	753

Total noninterest expenses	$14,623	$14,255	$15,611	$13,190	$12,370

(1)	Annualized
(2)	Full time employee equivalents include employees attributable to Downers Grove National Bank acquisition.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF FINANCIAL CONDITION

ASSETS:
Cash and due from other financial institutions	$14,049	$14,479	$18,097	$12,855	$13,618
Interest-bearing deposits in other financial institutions	100,433	109,776	202,713	248,857	205,666
Securities, at fair value	95,546	121,154	120,747	78,272	84,688
Loans held-for-sale	—	—	2,716	3,051	212
Loans receivable, net	1,291,399	1,302,313	1,050,766	1,098,505	1,123,949
Other real estate owned and other real estate owned in process	27,032	22,713	14,622	11,158	8,929
Stock in Federal Home Loan Bank, at cost	16,346	16,346	15,598	15,598	15,598
Premises and equipment, net	38,745	37,650	32,495	32,934	33,575
Intangible assets	27,074	27,544	25,266	25,658	26,057
Bank owned life insurance	20,901	20,739	20,581	20,437	20,322
FDIC prepaid expense	5,003	5,158	4,845	5,315	5,785
Income tax receivable	1,862	2,523	1,749	515	9,057
Deferred taxes, net	13,232	13,112	9,333	6,726	6,735
Other assets	11,266	11,724	11,127	10,539	11,448

Total assets	$1,662,888	$1,705,231	$1,530,655	$1,570,420	$1,565,639

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	$1,378,331	$1,421,564	$1,235,377	$1,260,694	$1,253,259
Borrowings	12,595	15,488	23,749	29,275	35,566
Other liabilities	21,584	17,467	18,244	20,906	17,417

Total liabilities	1,412,510	1,454,519	1,277,370	1,310,875	1,306,242
Stockholders’ equity	250,378	250,712	253,285	259,545	259,397

Total liabilities and stockholders’ equity	$1,662,888	$1,705,231	$1,530,655	$1,570,420	$1,565,639

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS:

Noninterest-bearing demand	$138,805	$141,322	$112,549	$99,648	$103,602
Savings deposits	143,880	143,865	98,894	97,757	97,907
Money market accounts	354,897	356,352	341,048	357,557	357,078
Interest-bearing NOW accounts	323,997	328,493	302,812	296,537	294,157
Certificates of deposit – Retail	416,653	451,433	379,975	405,999	390,635
Certificates of deposit – Wholesale	99	99	99	3,196	9,880

Total certificates of deposit	416,752	451,532	380,074	409,195	400,515

Total deposits	$1,378,331	$1,421,564	$1,235,377	$1,260,694	$1,253,259

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS:

One-to-four family residential real estate loans	$291,135	$300,349	$256,300	$267,800	$276,440
Multi-family mortgage loans	447,162	443,802	296,916	306,509	305,519
Nonresidential real estate loans	328,100	326,389	281,987	293,197	306,993
Construction and land loans	24,339	29,643	18,398	17,583	18,477
Commercial loans	73,622	75,137	64,679	74,621	72,716
Commercial leases	145,858	144,923	151,107	154,254	158,990
Consumer loans	3,109	3,383	2,182	2,484	2,263

Total loans	1,313,325	1,323,626	1,071,569	1,116,448	1,141,398
Net deferred loan origination costs	1,037	1,191	1,377	1,474	1,520
Allowance for loan losses	(22,963)	(22,504)	(22,180)	(19,417)	(18,969)

Loans, net	$1,291,399 (2)	$1,302,313 (2)	$1,050,766	$1,098,505	$1,123,949

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY RATIOS:
Nonperforming Assets:
Nonaccrual loans:
One-to-four family residential real estate loans	$12,663	$10,649	$10,059	$9,180	$10,788
Multi-family mortgage loans	12,360	13,163	13,228	18,287	16,405
Nonresidential real estate loans	12,393	12,830	12,428	9,858	9,511
Construction and land loans	504	5,331	6,139	6,139	6,948
Commercial loans	3,886	3,765	3,766	4,715	4,508
Commercial leases	72	72	72	72	—
Consumer loans	—	—	3	3	3

Nonaccrual loans	41,878	45,810	45,695	48,254	48,163

Other real estate owned and other real estate owned in process:
One-to-four family residential real estate	5,659	3,053	3,015	3,676	1,579
Multi-family real estate	3,987	2,794	2,486	2,033	2,649
Nonresidential real estate	6,896	7,150	7,376	3,163	3,118
Land	3,218	2,174	1,745	2,286	1,583

Other real estate owned and other real estate owned in process	19,760	15,171	14,622	11,158	8,929

Core loan portfolio	61,638	60,981	60,317	59,412	57,092

Purchased impaired loans:
One-to-four family residential real estate loans	$2,201	$732	—	—	—
Multi-family mortgage loans	1,398	1,387	—	—	—
Nonresidential real estate loans	3,369	882	—	—	—
Construction and land loans	7,759	7,739	—	—	—
Commercial loans	1,029	1,287	—	—	—

Purchased impaired loans:	15,756	12,027	—	—	—

Purchased other real estate owned
One-to-four family residential real estate	327	157	—	—	—
Nonresidential real estate	3,006	1,967	—	—	—
Land	3,939	5,418	—	—	—

Purchased other real estate owned	7,272	7,542	—	—	—

Purchased impaired loans and OREO	23,028	19,569	—	—	—

Nonperforming assets	$84,666	$80,550	$60,317	$59,412	$57,092

Asset Quality Ratios:
Nonperforming assets to total assets	5.32%	4.72%	3.94%	3.78%	3.65%
Nonperforming assets to total assets (3)	3.71	3.58	—	—	—
Nonaccrual loans to total loans	4.67	4.37	4.26	4.32	4.22
Nonaccrual loans to total loans (3)	3.19	3.46	—	—	—
Allowance for loan losses to nonaccrual loans	37.43	38.91	48.54	40.24	39.39
Allowance for loan losses to nonaccrual loans (3)	54.83	49.12	—	—	—
Allowance for loan losses to total loans	1.75	1.70	2.07	1.74	1.66
Net charge-off ratio (1)	0.81	0.75	1.96	(0.01)	0.42

(1)	Annualized
(2)	Loans, net includes $15.8 million and $12.0 million of purchased impaired loans, respectively.
(3)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
ALLOWANCE FOR LOAN LOSSES:

Beginning balance	$22,504	$22,180	$19,417	$18,969	$17,516

Charge offs:
One-to-four family residential real estate loans	(415)	(1,628)	(225)	(465)	(340)
Multi-family mortgage loans	(542)	(237)	(1,838)	(79)	(290)
Nonresidential real estate loans	—	—	(2,466)	(23)	(406)
Construction and land loans	(1,771)	(378)	—	—	—
Commercial loans	(42)	—	(975)	—	(199)
Commercial leases	—	—	—	—	—
Consumer loans	(1)	(16)	—	(3)	(6)

	(2,771)	(2,259)	(5,504)	(570)	(1,241)

Recoveries:
One-to-four family residential real estate loans	5	2	59	2	7
Multi-family mortgage loans	32	89	—	1	2
Nonresidential real estate loans	5	58	1	596	20
Construction and land loans	—	—	58	—	—
Commercial loans	13	10	1	—	—
Commercial leases	—	—	—	—	—
Consumer loans	—	—	—	—	—

	55	159	119	599	29

Net (charge-offs) recoveries	(2,716)	(2,100)	(5,385)	29	(1,212)

Provision for loan losses	3,175	2,424	8,148	419	2,665

Ending balance	$22,963	$22,504	$22,180	$19,417	$18,969

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
SELECTED AVERAGE BALANCES:

Total average assets	$1,683,413	$1,537,726	$1,559,424	$1,576,186	$1,574,013
Total average interest-earning assets	1,564,244	1,419,673	1,446,151	1,468,442	1,452,835
Average loans	1,334,239	1,118,256	1,099,919	1,116,574	1,153,960
Average securities	112,636	118,913	80,837	78,751	88,017
Average stock in FHLB	16,562	15,711	15,598	15,598	15,598
Average other interest-earning assets	100,807	166,793	249,797	257,519	195,260
Total average interest-bearing liabilities	1,276,390	1,157,615	1,172,904	1,201,045	1,189,847
Average interest-bearing deposits	1,262,883	1,139,696	1,146,141	1,170,022	1,146,869
Average borrowings	13,507	17,919	26,763	31,023	42,978
Average stockholders’ equity	246,600	253,420	260,192	260,073	264,043

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
SELECTED YIELDS AND COST OF FUNDS (1):

Total average interest-earning assets	4.87%	4.38%	4.24%	4.29%	4.54%
Average loans	5.46	5.23	5.24	5.30	5.36
Average securities	2.73	2.80	3.73	4.08	4.15
Average other interest-earning assets	0.29	0.27	0.25	0.25	0.25

Total average interest-bearing liabilities	0.60	0.70	0.83	1.04	1.24
Average interest-bearing deposits	0.59	0.68	0.80	1.00	1.20
Average borrowings	1.81	2.17	1.94	2.29	2.27

Net interest rate spread	4.27	3.68	3.41	3.25	3.30
Net interest margin	4.38	3.81	3.57	3.45	3.53

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS:

BankFinancial Corporation:
Equity to total assets (end of period)	15.06%	14.70%	16.55%	16.53%	16.57%
Tangible equity to tangible total assets (end of period)	13.17	12.98	14.74	15.01	15.15

Risk-based total capital ratio	17.28	17.03	21.51	21.71	21.44
Risk-based tier 1 capital ratio	16.19	16.06	20.33	20.54	20.31
Tier 1 leverage ratio	13.15	13.00	14.73	15.01	15.16

BankFinancial FSB:
Risk-based total capital ratio	14.99	14.63	18.38	18.56	18.06
Risk-based tier 1 capital ratio	13.90	13.65	17.20	17.39	16.94
Tier 1 leverage ratio	11.28	11.05	12.48	12.70	12.74

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
COMMON STOCK AND DIVIDENDS:

Stock Prices:
Close	$8.47	$9.19	$9.75	$9.17	$8.31
High	9.55	10.10	9.90	9.38	9.99
Low	8.10	8.42	9.06	8.12	8.28

Book value per share	$11.88	$11.90	$12.02	$12.32	$12.32
Tangible book value per share	$10.60	$10.59	$10.82	$11.11	$11.08

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$—	$—	$—	$—	$3,124
Stock repurchases – shares	—	—	—	—	356,411

	2011		2010
	IIQ	IQ	IVQ	IIIQ	IIQ
EARNINGS PER SHARE COMPUTATIONS:

Net income (loss)	$1,026	$(777)	$(5,472)	$737	$(288)

Average common shares outstanding	21,072,966	21,072,966	21,062,368	21,059,966	21,301,212
Less: Unearned ESOP shares	(1,350,347)	(1,374,576)	(1,399,056)	(1,423,724)	(1,457,047)
Unvested restricted stock shares	(8,667)	(8,667)	(89,131)	(106,850)	(106,850)

Weighted average common shares outstanding	19,713,952	19,689,723	19,574,181	19,529,392	19,737,315
Plus: Dilutive common shares equivalents	1,528	—	—	57,542	—

Weighted average dilutive common shares outstanding	19,715,480	19,689,723	19,574,181	19,586,934	19,737,315

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,202,553	2,287,553	2,287,553	2,298,603	2,320,803
Weighted average exercise price of anti-dilutive options	$16.48	$16.52	$16.52	$16.51	$16.51

Basic earnings (loss) per common share	$0.05	$(0.04)	$(0.28)	$0.04	$(0.01)

Diluted earnings (loss) per common share	$0.05	$(0.04)	$(0.28)	$0.04	$(0.01)

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include core return on assets, core return on equity, core dilutive earnings (loss) per share, core operating expense to average total assets, and core efficiency ratio. Management also believes that by excluding equity-based compensation expense, the amortization of intangibles expenses and acquisition expenses from other noninterest income and expense, these ratios and earnings (loss) per share better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS and SIX MONTH PERIODS ENDED

JUNE 30, 2011 AND 2010

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Core operating income: (loss)
Net (income) loss	$1,026	$(288)	$249	$428

Adjustments:
Equity-based compensation	136	595	244	1,228
Amortization of intangibles	470	399	852	804
Acquisition expenses	240	—	1,771	—
Tax effect on adjustments assuming 39.745% tax rate	(336)	(395)	(1,139)	(808)

Core operating income	$1,536	$311	$1,977	$1,652

Return on assets (ratio of net income (loss) to average total assets) (1)	0.24%	(0.07)%	0.03%	0.05%
Core return on assets (ratio of core operating income to average total assets) (1)	0.37%	0.08%	0.25%	0.21%

Return on equity (ratio of net income (loss) to average equity) (1)	1.66%	(0.44)%	0.20%	0.32%
Core return on equity (ratio of core operating income to average equity) (1)	2.49%	0.47%	1.59%	1.25%

Diluted earnings (loss) per common share	$0.05	$(0.01)	$0.01	$0.02
Core dilutive earnings per common share	$0.08	$0.02	$0.10	$0.08

Core operating expenses:
Noninterest expenses	$14,623	$12,370	$28,878	$25,048
Adjustments:
Equity-based compensation	(136)	(595)	(244)	(1,228)
Amortization of intangibles	(470)	(399)	(852)	(804)
Acquisition expenses	(240)	—	(1,771)	—

Core operating expenses	$13,777	$11,376	$26,011	$23,016

Noninterest expense to average total assets (1)	3.47%	3.14%	3.59%	3.20%
Core operating expense to average total assets (1)	3.27%	2.89%	3.23%	2.94%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	77.09%	84.81%	85.21%	85.61%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	72.63%	77.99%	76.75%	78.67%

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	2011		2010
FOR THE LATEST FIVE QUARTERS	IIQ	IQ	IVQ	IIIQ	IIQ

Core operating income (loss)
Net income (loss)	$1,026	$(777)	$(5,472)	$737	$(288)
Adjustments:
Equity-based compensation	136	140	735	688	595
Amortization of intangibles	470	382	392	399	399
Acquisition expenses	240	1,531	81	—	—
Tax effect on adjustments assuming 39.745% tax rate	(336)	(816)	(480)	(432)	(395)

Core operating income (loss)	$1,536	$460	$(4,744)	$1,392	$311

Return on assets (ratio of net income (loss) to average total assets) (1)	0.24%	(0.20)%	(1.41)%	0.19%	(0.07)%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	0.37%	0.12%	(1.22)%	0.35%	0.08%

Return on equity (ratio of net income (loss) to average equity) (1)	1.66%	(1.23)%	(8.41)%	1.13%	(0.44)%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	2.49%	0.73%	(7.29)%	2.14%	0.47%

Diluted earnings (loss) per common share	$0.05	$(0.04)	$(0.28)	$0.04	$(0.01)
Core diluted earnings (loss) per common share	$0.08	$0.02	$(0.24)	$0.07	$0.02

Core operating expense:
Noninterest expense	$14,623	$14,255	$15,611	$13,190	$12,370
Adjustments:
Equity-based compensation	(136)	(140)	(735)	(688)	(595)
Amortization of intangibles	(470)	(382)	(392)	(399)	(399)
Acquisition costs	(240)	(1,531)	(81)	—	—

Core operating expense	$13,777	$12,202	$14,403	$12,103	$11,376

Noninterest expense to average total assets (1)	3.47%	3.71%	4.00%	3.35%	3.14%
Core operating expense to average total assets (1)	3.27%	3.17%	3.69%	3.07%	2.89%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	77.09%	95.52%	104.71%	89.65%	84.81%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	72.63%	81.77%	96.61%	82.27%	77.99%

(1)	Annualized.